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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) - April 23, 2002


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                              TRIAD HOSPITALS, INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                        000-29816                  75-2816101
(State or other jurisdiction       (Commission File Number)         (IRS Employer
      of Incorporation)                                          Identification No.)

               13455 Noel Road, Suite 2000                      75240
                      Dallas, Texas                          (Zip Code)
        (Address of principal executive offices)


                                 (972) 789-2700
              (Registrant's telephone number, including area code)


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Item 5.  Other Events.


         On April 23, 2002, Triad Hospitals, Inc. issued the press releases attached as Exhibits 99.1 and 99.2 to this current report on Form 8-K. Each such exhibit is incorporated by reference herein.

         Triad does not have, and expressly disclaims, any obligation to release publicly any updates or any changes in Triad's expectations or any change in events, conditions or circumstances on which any forward-looking statement is based.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibit.

         99.1   Press Release issued by Triad Hospitals, Inc. on April 23, 2002.

         99.2   Press Release issued by Triad Hospitals, Inc. on April 23, 2002.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Triad Hospitals, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            TRIAD HOSPITALS, INC.



                                            By: /s/ Donald P. Fay
                                                --------------------------------
                                                Donald P. Fay
                                                Executive Vice President,
                                                  Secretary and General Counsel

Date: April 25, 2002



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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------
99.1                  Press Release issued by Triad Hospitals, Inc. on April 23, 2002.

99.2                  Press Release issued by Triad Hospitals, Inc. on April 23, 2002.




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